UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 26, 2024
Date of Report (Date of earliest event reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East Mossy Oaks Road, Spring, TX (Address of principal executive offices)		77389 (Zip code)

(678) 259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01          Entry into a Material Definitive Agreement.

On September 26, 2024, Hewlett Packard Enterprise Company (the “Company”) completed its previously announced underwritten public offering (the “Notes Offering”) of (i) $1,250,000,000 in aggregate principal amount of its 4.450% Notes due 2026 (the “2026 Notes”), (ii) $1,250,000,000 in aggregate principal amount of its 4.400% Notes due 2027 (the “2027 Notes”), (iii) $1,750,000,000 in aggregate principal amount of its 4.550% Notes due 2029 (the “2029 Notes”), (iv) $1,250,000,000 in aggregate principal amount of its 4.850% Notes due 2031 (the “2031 Notes”), (v) $2,000,000,000 in aggregate principal amount of its 5.000% Notes due 2034 (the “2034 Notes”) and (vi) $1,500,000,000 in aggregate principal amount of its 5.600% Notes due 2054 (the “2054 Notes” and, together with the 2026 Notes, the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes, each a “series of Notes” and collectively, the “Notes”).

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (No. 333-276221), filed with the Securities and Exchange Commission (the “SEC”) and automatically effective on December 22, 2023 (the “Shelf Registration Statement”). The terms of the Notes are further described in the Company’s prospectus supplement dated September 12, 2024, as filed with the SEC under Rule 424(b)(2) of the Act on September 16, 2024 (the “Prospectus”).

The Notes were issued pursuant to the Indenture (the “Base Indenture”), dated as of October 9, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as trustee, as supplemented by the (i) Twenty-Second Supplemental Indenture, dated as of September 26, 2024, with respect to the 2026 Notes, (ii) Twenty-Third Supplemental Indenture, dated as of September 26, 2024, with respect to the 2027 Notes, (iii) Twenty-Fourth Supplemental Indenture, dated as of September 26, 2024, with respect to the 2029 Notes, (iv) Twenty-Fifth Supplemental Indenture, dated as of September 26, 2024, with respect to the 2031 Notes, (v) Twenty-Sixth Supplemental Indenture, dated as of September 26, 2024, with respect to the 2034 Notes and (vi) Twenty-Seventh Supplemental Indenture, dated as of September 26, 2024, with respect to the 2054 Notes (collectively, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”), each between the Company and the Trustee.

Each series of Notes are the Company’s senior unsecured obligations and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness, including the Company’s outstanding senior notes and all of its obligations under its (a) revolving credit agreement, dated as of September 12, 2024, among the Company, the borrowing subsidiaries party thereto from time to time, JPMorgan Chase Bank, N.A. (“JPMorgan”), as co-administrative agent and administrative processing agent, and Citibank, N.A. (“Citibank”), as co-administrative agent, and the lenders party thereto, (b) 364-day delayed draw term loan credit agreement, dated as of September 12, 2024, among the Company, JPMorgan, as co-administrative agent and administrative processing agent, Citibank, as co-administrative agent, and the lenders party thereto and (c) three-year delayed draw term loan credit agreement, dated as of September 12, 2024, among the Company, JPMorgan, as co-administrative agent and administrative processing agent, Citibank, as co-administrative agent, and the lenders party thereto, and senior in right of payment to any of the Company’s future indebtedness that is expressly subordinated in right of payment to the Notes.

The Company may optionally redeem (i) the 2026 Notes in whole or in part at any time prior to September 25, 2026 (the maturity date of the 2026 Notes); (ii) the 2027 Notes in whole or in part at any time prior to August 25, 2027 (the “2027 Par Call Date”); (iii) the 2029 Notes in whole or in part at any time prior to September 15, 2029 (the “2029 Par Call Date”); (iv) the 2031 Notes in whole or in part at any time prior to August 15, 2031 (the “2031 Par Call Date”); (v) the 2034 Notes in whole or in part at any time prior to July 15, 2034 (the “2034 Par Call Date”); and (vi) the 2054 Notes in whole or in part at any time prior to April 15, 2054 (the “2054 Par Call Date” and, together with the 2027 Par Call Date, the 2029 Par Call Date, the 2031 Par Call Date and the 2034 Par Call Date, collectively, the “Par Call Dates”), each at a redemption price calculated in a manner set forth in the Indenture. On or after the applicable Par Call Date in respect of a series of Notes, the Company may redeem the Notes of such series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed plus accrued and unpaid interest thereon to but not including the redemption date. Additionally, if (i) the consummation of the Company’s pending acquisition of Juniper Networks, Inc. (“Juniper”) does not occur on or before the later of (x) the date that is five business days after October 9, 2025 and (y) the date that is five business days after any later date to which the Company and Juniper may agree to extend the “End Date” in that certain Agreement and Plan of Merger, dated as of January 9, 2024, by and among the Company, Juniper and Jasmine Acquisition Sub, Inc. or (ii) the Company notifies the Trustee that it will not pursue the consummation of the acquisition, the Company is required to redeem (the “Special Mandatory Redemption”) the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes then outstanding (collectively, the “Mandatorily Redeemable Notes”) at a redemption price equal to 101% of the aggregate principal amount of the Mandatorily Redeemable Notes, plus accrued and unpaid interest thereon, if any, to, but excluding the date of the Special Mandatory Redemption. The 2026 Notes and the 2027 Notes are not subject to the Special Mandatory Redemption.

The Indenture contains customary terms and covenants, including limitations on the Company’s ability and the ability of certain of its subsidiaries to incur liens securing funded indebtedness and on the Company’s ability to consolidate or merge with or into, or convey, transfer or lease its properties and assets substantially as an entirety to any person.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indentures, which are set forth as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, hereto and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

Legal Opinion Relating to the Notes

The legal opinion of Wachtell, Lipton, Rosen & Katz, issued in connection with the Notes Offering, is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Redemption of 6.102% Notes Due 2026

On September 26, 2024, the Company elected to redeem all $400,000,000 aggregate principal amount of its outstanding 6.102% Notes due 2026, CUSIP Number: 42824C BM0 (the “6.102% 2026 Notes”), on October 6, 2024 (the “Redemption Date”).  The 6.102% 2026 Notes will be redeemed at a redemption price equal to 100% of the principal amount of the 6.102% 2026 Notes to be redeemed, plus accrued and unpaid interest to, but not including, the Redemption Date.  Because the Redemption Date is not a Business Day (as defined in the indenture governing the 6.102% 2026 Notes), the Company will pay the Redemption Price on the next succeeding Business Day with the same force and effect as if made on the Redemption Date, and no interest will accrue for the period from and after the Redemption Date.

The Company has instructed the Trustee, as the trustee for the 6.102% 2026 Notes, to distribute a notice of redemption to all registered holders of the 6.102% 2026 Notes on September 26, 2024.  Copies of such notice of redemption and additional information relating to the procedure for redemption of the 6.102% 2026 Notes may be obtained from the Trustee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Senior Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Hewlett Packard Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2015).

4.2
Twenty-Second Supplemental Indenture, dated as of September 26, 2024, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.450% notes due 2026.

4.3
Twenty-Third Supplemental Indenture, dated as of September 26, 2024, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.400% notes due 2027.

4.4
Twenty-Fourth Supplemental Indenture, dated as of September 26, 2024, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.550% notes due 2029.

4.5
Twenty-Fifth Supplemental Indenture, dated as of September 26, 2024, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 4.850% notes due 2031.

4.6
Twenty-Sixth Supplemental Indenture, dated as of September 26, 2024, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 5.000% notes due 2034.

4.7
Twenty-Seventh Supplemental Indenture, dated as of September 26, 2024, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 5.600% notes due 2054.

4.8	Form of 4.450% notes due 2026 (contained in Exhibit 4.2 hereto).

4.9	Form of 4.400% notes due 2027 (contained in Exhibit 4.3 hereto).

4.10	Form of 4.550% notes due 2029 (contained in Exhibit 4.4 hereto).

4.11	Form of 4.850% notes due 2031 (contained in Exhibit 4.5 hereto).

4.12	Form of 5.000% notes due 2034 (contained in Exhibit 4.6 hereto).

4.13	Form of 5.600% notes due 2054 (contained in Exhibit 4.7 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

By:	/s/ David Antczak
Name:	David Antczak
Title:	Senior Vice President, General Counsel and Corporate Secretary

DATE:          September 26, 2024